                                                                   EXHIBIT 10.31

                          PURCHASE ORDER No.  418577

INVOICE TO:                                       DATE OF ORDER:
Arthur D. Little, Inc.                            3/29/00
20 Acorn Park
Cambridge, MA USA 02140-2390
Telephone: 617-498-5000
Telefax: 617-498-7030


DeNora Fuel Cells S.p.A.
Via Bistolfi, 25
20134 Milan, Italy

Attn: Michelle Tettamanti


--------------------------------------------------------------------------
 Item No.   Quantity  Catalog No.   Description                      Price
--------------------------------------------------------------------------
 1          1         5KW PEM Fuel Cell

                      This Purchase Order is issued to transfer above equipment from DeNora Fuel Cells S.p.A. to ADL/Epyx. Transfer of fuel cell unit will be at no cost to ADL/Epyx and said equipment will be returned by ADL/Epyx to DeNora Fuel Cells at completion of project.

                      Air Freight charges/transportation via DLH to be paid for by DeNora Fuel Cells.

                      Value of above equipment: $45,000.00
--------------------------------------------------------------------------
                                                           TOTAL
--------------------------------------------------------------------------

"Durantes Vincunt"

DE NORA FUEL CELLS
------------------
Nuvera Group
                              Via Bistolfi, 35 - 20134 Milano
                              Tel. +39 02 2191
                              Fax +39 02 21292403
                              E-mail: FuelCells@denora.it
                                      -------------------
                              www.nuverafuelcells.com
                              -----------------------
                    Messrs
                    ARTHUR D. LITTLE Inc.
                    20 Acorn Park, Cambridge
                    MA USA 02140-2390

Invoice n.13 of 4 May 2000

SALE N.1 STACK rated 5 kw
MODEL D.080.00.C.G.2.2.W.I.1 Serial Number 61
Goods are of Italian origin
Customer purchase order Nr. 418577 of 29 March 2000

               Total amount                    US$     45.000.=

Operation not subject to tax pursuant to art. 8 par. 1 letter A.

Package n(degree) 1 case: 60 x 40 x 26cm
Net weight                   Kg.    34
Gross weight                 Kg.    40
Marks "ADDRESS"

Shipped: By De Nora Fuel Cells S.p.a. Delivery Terms: by DHL; DDP Cambridge MA
USA

Terms of payment
T/T 30 days invoice date
C/o Banca Popolare di Bergamo Milan Headquarters
Account n.86257
ABI 05428 cab 01602

                         DE NORA FUEL CELLS S.P.A.

________________________________________________________________________________

Societa per Azioni - Capitale Sociale L 400,000,000 - Iscritta Nel Registro delle Imprese Sezione Ordinaria al N 208344/1999 R.E.A N. 1595544 Presso C.C.I.A.A. Milano Codice Escale e Partita Iva No 12910180152

                                ANSALDO RICERCHE

---------------------- ---------------------------------- -------------------
order no. N 02486 00             of FEB. 13, 1997           page no. 4
---------------------- ---------------------------------- -------------------

1.2 doc. PSA/CGF/02 REV. 1 - GENERAL CONDITIONS FOR SUPPLYING SYSTEMS, EQUIPMENT, MACHINERY AND ASSOCIATED BUSINESS

 .2 For any disagreements between the documents listed above, the interpretation of same must be agreed by ARI and DNR in reasonable terms.

 .3 The content of this order shall take precedence over the aforementioned documents.

 .4 Departures from the contract documents must be approved by ANSALDO in writing under penalty of nullification.


ART. 3 - TERMS OF CONTRACT

 .1    The date on which work begins is set down in the order acceptance date.

 .2 Supply shall be delivered to the delivery point within 24 working weeks of the signing date of the order.

ART. 4 - CRATING

       The price includes crating.

ART. 5 - DELIVERY

       The supply shall be delivered CIF ANSALDO - Genoa (ref. INCOTERMS 1990).

                                ANSALDO RICERCHE

---------------------- ---------------------------------- -------------------
order no. N 02486 00             of FEB. 13, 1997           page no. 5
---------------------- ---------------------------------- -------------------

ART. 6 - TRANSFER OF OWNERSHIP

       N/A

ART. 7 - PENALTIES

1 Delivery dates are final and no delay is permitted without prior written authorization by ANSALDO.

2 In the event of delays in the contract supply delivery date, after a grace period of 5 calendar days a penalty of 0.5% of the total order amount shall be applied for every week or portion thereof of delay.

 .2.1   The maximum amount of delay penalties shall be 10% of the final order amount.

ART. 8 - GUARANTIES

       N/A

ART. 9 - INSTALLATION AND TEST ASSISTANCE

       The above are included in the services as per Art. 1.

ART. 10 - PRICE

       Total flat rate price as indicated in Art. 1. 320,000,000 lire

                                ANSALDO RICERCHE

---------------------- ---------------------------------- -------------------
order no. N 02486 00             of FEB. 13, 1997           page no. 6
---------------------- ---------------------------------- -------------------


ART. 11 - INVOICING AND PAYMENT METHOD

1.1 The amount as per Art. 4 may be invoiced as incurred, though not prior to the dates on which the work associated therewith is completed, defined in Table 1A in the annex.

1.2    Every invoice must contain the following information:
       -        running/consecutive number
       -        Community Order number 5074-92-11 ELISP PC
       -        order number
       -        name, address, and account number of DNP's reference bank


ART. 12 - PAYMENT

       Payments shall be made by direct remittance to the Bank selected by ANSALDO, within 90 days, end of month, of the receipt of invoice, provided the conditions to which the installments are subject have actually been met.

ART. 13 - ACCEPTANCE

       As indication of unconditional acceptance, supplier will send to ANSALDO a letter which complies with the fax specified in the contract documents, by and no later than 20 days from receipt of this order. Should the referenced acceptance not be received within the above term, ANSALDO shall as a precautionary measure stop processing any invoices received, reserving the right to take action against Supplier for compensation for any damages incurred.

                                ANSALDO RICERCHE

---------------------- ---------------------------------- -------------------
order no. N 02486 00             of FEB. 13, 1997           page no. 7
---------------------- ---------------------------------- -------------------


ART. 14 - DECLARATION BY THE CONTRACTING PARTIES

       ANSALDO and Supplier declare that the terms ratified in this order correspond to the agreements concluded in their negotiations. Therefore, all previous correspondence must be considered superceded.


                                     [stamp]
                                     ANSALDO
                                     Ansaldo Ricerche S.r.l.

                                     /s/ Giuseppe Ferrari

                                     Giuseppe Ferrari
                                     Managing Director

                                                          ANSALDO RICERCHE
------------------------------------------------------------------------------------------------------------------------------------
order no. N 02486 00                                      of FEB. 13, 1997                                   page no. 8
------------------------------------------------------------------------------------------------------------------------------------

                                                             TABLE 1A
                                                 BILL AND PAYMENT CONDITIONS DIARY

------------------------------------------------------------------------------------------------------------------------------------
 SUBORDER:              N 02486/00 R              ORDER / CDR:       TI1000   SUPPLIER CODE:               064411            RDA
 DESCRIPTION:           45 KW FUEL CELL STACKS                                                                               REF.:
------------------------------------------------------------------------------------------------------------------------------------
 QUALITY LEVEL:         1                                                     CURRENCY CODE:               ITALIAN LIRE
 INITIAL DATE           12/05/96                  TYPE OF GOODS:     OAB      AMOUNT OF SUBORDER
 PAYMENT COND.:         90 DAYS AFTER INVOICE     REF.                        -- AMOUNT ISSUE OF SERVICE:  320,000,000
                                                  ORDERS                      -- TOTAL AMOUNT:             320,000,000
------------------------------------------------------------------------------------------------------------------------------------
 DESTINATION:           Corso Perrone, 25                                     DELIVERY:                    Free Genoa
 TRANSPORT:                                                                   CRATING:                     INCLUDED (OPTIONAL)
 DOCS. ATTACHED:
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
EVENT      EVENT SCHEDULE              DESCRIPTION OF EVENTS TO BE INVOICED                     PERCENT      AMOUNT        COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
           BEGINNING    END
------------------------------------------------------------------------------------------------------------------------------------
1 A                     02/01/97       ACCEPTANCE OF ORDER                                      0.2500       80,000,000
------------------------------------------------------------------------------------------------------------------------------------
2 C                     07/31/97       DELIVERY OF STACKS (24 WORKING WEEKS FROM ACCEPTANCE     0.2500       80,000,000
                                       OF ORDER)
------------------------------------------------------------------------------------------------------------------------------------
3 C                     01/31/98       SIX MONTHS AFTER DELIVERY OF SUPPLY                      0.2500       80,000,000
------------------------------------------------------------------------------------------------------------------------------------
4 C                     06/30/99       AT END OF DEMONSTRATION CAMPAIGN, BY ISSUE OF THE        0.2500       80,000,000
                                       ACTIVITY COMPLETION REPORT, AND, IN ANY CASE, NO LATER
                                       THAN 06/10/99
------------------------------------------------------------------------------------------------------------------------------------